                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 5,890,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the Western Wireless Corporation 1994 Management Incentive Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

                  Dated this 12th day of August, 1996.

                                                     /s/  Nastashia S. Press

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 5,890,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the Western Wireless Corporation 1994 Management Incentive Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

                  Dated this 12th day of August, 1996.

                                                     /s/  David A. Bayer

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 5,890,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the Western Wireless Corporation 1994 Management Incentive Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

                  Dated this 12th day of August, 1996.

                                                     /s/  John L. Bunce, Jr.

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 5,890,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the Western Wireless Corporation 1994 Management Incentive Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

                  Dated this 12th day of August, 1996.

                                                     /s/  Mitchell R. Cohen

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 5,890,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the Western Wireless Corporation 1994 Management Incentive Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

                  Dated this 12th day of August, 1996.

                                                     /s/  Jonathan M. Nelson

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 5,890,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the Western Wireless Corporation 1994 Management Incentive Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

                  Dated this 12th day of August, 1996.

                                                     /s/  Terence M. O'Toole

                                POWER OF ATTORNEY

                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 5,890,000 shares of the Company's common stock, no par value, which may be issued upon the exercise of stock options granted pursuant to the Western Wireless Corporation 1994 Management Incentive Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

                  Dated this 12th day of August, 1996.

                                                     /s/  Theresa E. Gillespie